SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)  November 23, 2009

THE BEARD COMPANY

(Exact name of registrant as specified in its charter)

Oklahoma	001-12396	73-0970298
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Harvey Parkway

301 N. W. 63rd Street, Suite 400

Oklahoma City, Oklahoma                73116

(Address of principal executive offices)   (Zip Code)

(405) 842-2333

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report:

Item 2.02.  Results of Operations and Financial Condition.

On November 23, 2009, The Beard Company (the “Company”) issued a news release reporting its operating results for the third quarter and first nine months of 2009 compared to the same period in 2008. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

The following exhibit is filed with this Form 8-K and is identified by the number indicated.

99.1	Press Release dated November 23, 2009 re three months ended September 30 and for the nine months ended September 30, 2009 compared to the same period in 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BEARD COMPANY

/s/ Herb Mee, Jr.
Herb Mee, Jr., President

November 24, 2009

INDEX TO EXHIBITS

Exhibit No.	Description	Method of Filing

99.1	News Release dated November 23, 2009	Filed herewith electronically